UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2010

AGA Medical Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34494	41-1815457
(Commission File Number)	(IRS Employer
Identification No.)

5050 Nathan Lane North
Plymouth, Minnesota 55442

(Address of Principal Executive Offices and Zip Code)

(763) 513-9227

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       Results of Operations and Financial Condition.

On May 6, 2010, AGA Medical Holdings, Inc. issued a press release announcing its financial results for its first quarter ended on March 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01                                       Financial Statements and Exhibits

(d)           Exhibits

99.1                           Press Release dated May 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2010

AGA MEDICAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Brigid A. Makes
Brigid A. Makes
Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

AGA Medical Holdings, Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated May 6, 2010